Exhibit 10.2

COUNTERPART AGREEMENT

This COUNTERPART AGREEMENT, dated February 23, 2011 (this “Counterpart Agreement”) is delivered pursuant to that certain Credit and Guaranty Agreement, dated as of April 6, 2010 (as it may be amended, supplemented or otherwise modified, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among RADNET MANAGEMENT, INC., RADNET, INC., certain Subsidiaries and Affiliates of Borrower, as Guarantors, the Lenders party thereto from time to time, DEUTSCHE BANK SECURITIES INC. and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Syndication Agents, BARCLAYS BANK PLC, as Administrative Agent and Collateral Agent, and RBC CAPITAL MARKETS1, as Documentation Agent.

Section 1.  Pursuant to Section 5.10 of the Credit Agreement, each of the undersigned hereby:

(a)           agrees that this Counterpart Agreement may be attached to the Credit Agreement and that by the execution and delivery hereof, the undersigned becomes a Guarantor under the Credit Agreement and agrees to be bound by all of the terms thereof;

(b)           represents and warrants that each of the representations and warranties set forth in the Credit Agreement and each other Loan Document and applicable to the undersigned is true and correct both before and after giving effect to this Counterpart Agreement, except to the extent that any such representation and warranty relates solely to any earlier date, in which case such representation and warranty is true and correct as of such earlier date;

(c)           no event has occurred or is continuing as of the date hereof, or will result from the transactions contemplated hereby on the date hereof, that would constitute an Event of Default or a Default;

(d)           agrees to irrevocably and unconditionally guaranty the due and punctual payment in full of all Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)) and in accordance with Article VII of the Credit Agreement; and

(e)           each of the undersigned hereby (i) agrees that this counterpart may be attached to the Pledge and Security Agreement, (ii) agrees that the undersigned will comply with all the terms and conditions of the Pledge and Security Agreement as if it were an original signatory thereto, (iii) grants to Collateral Agent a security interest in all of the undersigned’s right, title and interest in and to all “Collateral” (as such term is defined in the Pledge and Security Agreement) of the undersigned, subject to the terms of Section 2 of the Pledge and Security Agreement, in each case whether now or hereafter existing or in which the undersigned now has or hereafter acquires an interest and wherever the same may be located and (iv) delivers to Collateral Agent supplements to all schedules attached to the Pledge and Security Agreement.  All such Collateral shall be deemed to be part of the “Collateral” and hereafter subject to each of the terms and conditions of the Pledge and Security Agreement.

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1 RBC Capital Markets is the brand name for the capital markets activities of Royal Bank of Canada and its affiliates.

Section 2.  Each of the undersigned agrees from time to time, upon request of Administrative Agent, to take such additional actions and to execute and deliver such additional documents and instruments as Administrative Agent  may request to effect the transactions contemplated by, and to carry out the intent of, this Agreement.  Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Agreement) against whom enforcement of such change, waiver, discharge or termination is sought.  Any notice or other communication herein required or permitted to be given shall be given pursuant to Section 10.01 of the Credit Agreement, and for all purposes thereof, the notice address of the undersigned shall be the address as set forth on the signature page hereof.  In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

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IN WITNESS WHEREOF, each of the undersigned has caused this Counterpart Agreement to be duly executed and delivered by its duly authorized officer as of the date above first written.

EAST BERGEN IMAGING, LLC

By:	/S/ HOWARD G. BERGER. M.D.
Name:	Howard G. Berger, M.D.
Title:	President

PROGRESSIVE X-RAY OF ENGLEWOOD, LLC

By:	/S/ HOWARD G. BERGER. M.D.
Name:	Howard G. Berger, M.D.
Title:	President

PROGRESSIVE X-RAY OF KEARNEY, LLC

By:	/S/ HOWARD G. BERGER. M.D.
Name:	Howard G. Berger, M.D.
Title:	President

PROGRESSIVE MEDICAL IMAGING OF BLOOMFIELD, LLC

By:	/S/ HOWARD G. BERGER. M.D.
Name:	Howard G. Berger, M.D.
Title:	President

PROGRESSIVE MEDICAL IMAGING OF HACKENSACK, LLC

By:	/S/ HOWARD G. BERGER. M.D.
Name:	Howard G. Berger, M.D.
Title:	President

PROGRESSIVE MEDICAL IMAGING OF UNION CITY, LLC

By:	/S/ HOWARD G. BERGER. M.D.
Name:	Howard G. Berger, M.D.
Title:	President

IMAGING ON CALL, LLC

By:	/S/ HOWARD G. BERGER. M.D.
Name:	Howard G. Berger, M.D.
Title:	President

ADVANCED NA, LLC

By:	/S/ HOWARD G. BERGER. M.D.
Name:	Howard G. Berger, M.D.
Title:	President

ADVANCED RADIOLOGY, LLC

By:	/S/ HOWARD G. BERGER. M.D.
Name:	Howard G. Berger, M.D.
Title:	President

Address for Notices:

1510 Cotner Avenue
Los Angeles, CA 90025
Attention:  Dr. Howard Berger, President
Telecopier: (310) 445-2980

with a copy to:

1510 Cotner Avenue
Los Angeles, CA 90025
Attention:  Jeff Linden, General Counsel
Telecopier: (310) 445-2980

ACKNOWLEDGED AND ACCEPTED,
as of the date above first written:

BARCLAYS BANK PLC,
as Administrative Agent and Collateral Agent

By:         /S/ NOAM AZACHI
Name:    Noam Azachi
Title:      Assistant Vice President